UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Please Vote the WHITE Card Today!

Your Vote Is Extremely Important!

You Can Vote by Mailing Your WHITE Voting Instruction Form

or

You Can Vote by Internet or Telephone

✓ Vote by Internet	✓ Vote by Telephone

Follow these four easy steps to vote online:	Follow these four easy steps to vote via telephone:

1. Read the accompanying proxy material and WHITE voting instruction form.	1. Read the accompanying proxy statement and WHITE voting card.
2. Go to the Web site WWW.PROXYVOTE.COM	2. Please call toll-free 1-800-454-8683.
3. Enter your 12-digit Control Number located on the label of your WHITE voting instruction form.	3. Enter your 12-digit Control Number located on the label of your WHITE voting instruction form.
4. Follow the instructions provided to vote.	4. Follow the instructions provided to vote.

If You Need Assistance in Voting Please Call D. F. King & Co., Inc. at 1-800-487-4870